AVEO Overview 36th Annual JP Morgan Healthcare Conference Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” “strategy,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: AVEO’s plans to leverage biomarkers and pursue strategic partnerships for certain of its assets; AVEO’s goals and business strategy; the timing, design and results of preclinical and clinical trials; the timing and outcome of meetings with and applications to regulatory authorities by AVEO and its partners; the competitive landscape for AVEO’s therapeutic candidates and AVEO’s estimates for its cash runway. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements AVEO makes due to a number of important factors, including substantial risks and uncertainties relating to: AVEO’s ability to successfully implement its strategic plans; AVEO’s ability to successfully develop, test and gain regulatory approval of its product candidates, including its companion diagnostics; the potential safety, efficacy, tolerability and other benefits of tivozanib as a single agent or in combination with other therapies; developments, expenses and outcomes related to AVEO’s ongoing shareholder litigation; AVEO’s ability to obtain necessary financing required to perform its clinical trials and achieve its other goals; AVEO’s ability to establish and maintain strategic partnerships; AVEO’s ability to obtain and maintain intellectual property rights; competition; AVEO’s dependence on its strategic partners and other third parties; adverse general economic and industry conditions; and those risk factors discussed in the “Risk Factors” and elsewhere in AVEO’s Annual Report on Form 10-K for the year ended December 31, 2016, and other periodic filings AVEO makes with the SEC.  All forward-looking statements contained in this presentation speak only as of the date of this presentation, and AVEO undertakes no obligation to update any of these statements, except as required by law.

2017 Year in Review Tivozanib: Three Pillar Strategy EU approval, launch and combination study opt-in (EUSA Pharma) TIVO-3 enrolled/pre-planned futility analysis complete TiNivo enrolled, encouraging Phase 1 oral presentation at KCA Pipeline: Advancing through Partnership Promising ficlatuzumab phase 1 data in SCCHN & AML presented; initiated Phase 2 ISTs in SCCHN & Pancreatic Successful tech transfer for AV-203 Expanded patent estate for AV-353 Corporate: Expanded Leadership, Fiscal Discipline Appointed senior regulatory and commercial leads and new CFO Strengthened balance sheet (ATM, equity offering, milestones) Restructured debt and maintained fiscal discipline (<20 FTEs) Resolved legacy litigation

Opportunities for Value Creation Preclinical Phase 1 Phase 2 Phase 3 Regulatory Filing Partner TIVO-1 (1st Line RCC) SCCHN (Investigator) TIVO-3 (U.S. Phase 3 Registration Study in RCC) TiNivo (+Opdivo® RCC) Oncology Non-Oncology Cachexia PAH Seeking Partnership Marketed EC Approval August 2017 Esophageal Cancer AML (Investigator) Pancreatic (Investigator)

Tivozanib: VEGFR 1, 2 and 3 Tyrosine Kinase Inhibitor Potent, selective inhibitor of VEGFRs 1, 2 and 3 with a long half-life that is designed to optimize blockade while minimizing off-target toxicities1,2 1 Nakamura K et al. Cancer Res 2006;66:9134–9142. 2 Eskens FA et al. Clin Cancer Res 2011;17:7156–7163.

Executing on FOTIVDA™ (tivozanib) Three Pillar Strategy in RCC MAA Review TIVO-3: Tivo v. Sorafenib US Regulatory Decision NDA Review 2016 2017 2018 2019 2020 Ph 2 Expansion Potential NDA Filing 2H 2018 PFS Data/OS Trend Estimated 2Q 2018 Ph 1 Data Ph 1 Tivo + Opdivo® EU Approval Potential Ph 2 or 3 Randomized Study Ph 2 Data Country Level Reimbursement EU Launch (Germany) 6-9mos

Large and Growing RCC Opportunity * Decision Resources Pharmacor Market Projections 2018 (EU5 adjusted by 1.5x to reflect full EU28) Current large market opportunity expected to grow in Europe and North America Market needs: Improved tolerability TKI option with uncompromised efficacy in first line Demonstrated safety and activity in highly refractory patients Treatment standard following immunotherapy Combinations with immunotherapy to improve both efficacy and tolerability ~$2.4 Billion* ~$0.9 Billion* AVEO retains FOTIVDA™ (tivozanib) rights in the North America, Russia, and the CIS EUSA sublicense includes Europe, Latin America, and Australia

FOTIVDA® (tivozanib) European Commercial Opportunity

Approved in the EU, Launched in Germany Exclusive license agreement with EUSA Pharma for Europe, North and South Africa, Latin America and Australasia: Dec 2015 EC Approval of FOTIVDA® (tivozanib): Aug 2017 Approval based on TIVO-1 first line RCC Phase 3 – First line indication EC provides marketing authorization in 28 EU cos., Norway, Iceland and Liechtenstein IO Combination Opt-In: Sept 2017 Opt in to TiNivo study cost/data sharing Future potential IO combinations study costs shared 50/50 with EUSA Specialty pharmaceutical company (Jazz Spinout) with commercial operations in the US and Europe, distribution network in 40 countries

EUSA Agreement: Back Ended Structure Optimizes Post-Approval Economics Milestone and royalty payments subject to the successful development or commercialization of the product *Royalty to KHK: EU/ROW payments received by AVEO subject to 30% sublicense revenue obligation ^No sublicense revenue obligation to KHK on R&D Reimbursement, subject to certain limitations $20M in Potential R&D Reimbursement and 50% Cost Sharing for I/O Combinations^ Payments to Date $8.5M in Upfront and R&D reimbursement Commercially Focused Milestones & Royalties Tiered royalties from low double digits to mid twenties* $10M total milestones for reimbursement approval in EU5 countries* $335M in tiered commercial milestones based on sales thresholds* $23M in milestones based on approvals for additional indications and countries*

1st Line RCC Market: Significant Near-Term Commercial Opportunity for FOTIVDA® (tivozanib) in Europe CURRENT MARKET SIZE: 18K 1st line treated patients/yr. 1st line sales ~$400M* (90% VEGF) CURRENT MARKET LANDSCAPE: Sutent/Votrient dominate (~80%) COMMERCIAL OPPORTUNITY: Uncompromised efficacy Favorable tolerability * Decision Resources Pharmacor Market Projections 2017 (EU5 adjusted by 1.5x to reflect full EU28) IL-2 PD-1 3% mTOR 5% Other VEGF 15% Votrient 35% Gaining share due to improved tolerability Sutent 41% Long time SOC but declining share Revenue Share of 1st Line RCC

11

TIVO-1: Uncompromised PFS, Unique Safety Profile in 1st Line RCC Relative to Other TKI Pivotal Studies


Safety vs. Efficacy for TKIs in 1st Line RCC
+ Efficacy
– Tolerability
+ Efficacy
+ Tolerability
– Efficacy
– Tolerability
– Efficacy
+ Tolerability
tivozanib (TIVO-1)1
sunitinib (COMPARZ)2
axitinib (1L Ph3)3
sorafenib (TIVO-1) 1
cabozantinib (Intermediate to poor PS)4
pazopanib (COMPARZ)2
14
7
0
90
50
10
Months of PFS in 1st Line RCC
Average of All Grade AE (%) - Fatigue, Diarrhea and HFS

1. Motzer, et al. Tivozanib vs sorafenib as initial targeted therapy for patients with mRCC: Results from a Ph3 Trial, JCO 2013 31:30, 3791-3799
2. Motzer, *et al.* Pazopanib vs sunitinib in metastatic renal-cell carcinoma, N. Engl. J. Med., 369 (2013), pp. 722-731
3. Hutson, et al. LBA 348 GuCS 2013 (Ph3 axitinib versus sorafenib in 1st line RCC population)
4. Choueiri, et al. Cabozantinib vs sunitinib as initial targeted therapy for patients with mRCC of poor or intermediate risk" CABOSUN Trial, JCO 2016.70.7398 35, 591-597

AVEO ONCOLOGY

FOTIVDA® (tivozanib): Proven Activity in 1st line RCC* 517 patient, global, randomized Phase 3 in 1st line RCC First H2H RCC pivotal to meet primary PFS endpoint of superiority vs VEGF TKI OS confounded by crossover; NDA not approved; FDA requested additional study Demonstrated favorable tolerability profile Months Probability of PFS 0 Sorafenib 1.0 0.8 0.6 0.4 0.2 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 Tivozanib Tivozanib N=260 Sorafenib N=257 Median (95% CI) 11.9 mo (9.3 – 14.7 mo) 9.1 mo (7.3 – 9.5 mo) Hazard ratio: 0.797 (95% CI: 0.639, 0.993) p-value = 0.042 * Motzer, et al. JCO Oct 2013; 1st Line TIVO-1 Phase 3 study, tivozanib vs. sorafenib

FOTIVDA® (tivozanib) Has the Lowest Rates of Toxicities Most Troublesome to RCC Patients Single Agent Toxicity All grade (Gr 3/4) Sutent2 (n=548) Votrient2 (n=554) Inlyta3 (n=189) Nexavar1 (n=257) Cabometyx4(Int / poor risk pts) (n=78) FOTIVDA®tivozanib1 (n=259) Hypertension 41% (15%) 46% (15%) 49% (14%) 34% (18%) 81% (28%) 44% (27%) The Most Troublesome Tolerability Effects of RCC Treatment5 Fatigue 63% (17%) 55% (10%) 33% (5%) 16% (4%) 86% (6%) 19% (5%) Hand-Foot Syndrome 50% (11%) 29% (6%) 26% (7%) 54% (17%) 42% (8%) 14% (2%) Diarrhea 57% (7%) 63% (9%) 50% (9%) 33% (7%) 72% (10%) 23% (2%) Motzer, et al. Tivozanib vs sorafenib as initial targeted therapy for patients with mRCC: Results from a Ph3 Trial, JCO 2013 31:30, 3791-3799 Motzer, et al. Pazopanib vs sunitinib in metastatic renal-cell carcinoma, N. Engl. J. Med., 369 (2013), pp. 722-731 Hutson, et al. LBA 348 GuCS 2013 (Ph3 axitinib versus sorafenib in 1st line RCC population) Choueiri, et al. Cabozantinib vs sunitinib as initial targeted therapy for patients with mRCC of poor or intermediate risk” CABOSUN Trial, JCO 2016.70.7398 35, 591-597 Wong M, et al, J Med Econ 2012, 28 1-10

14

FOTIVDA® (tivozanib) Tolerability Translates into Fewer Dose Reductions and Interruptions


Dose Reductions
1st Line
Incidence (%)
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
14%
36%
43%
46%
52%
72%
FOTIVDA® (tivozanib)
Votrient3
Nexavar1
Cabometyx5
Sutent2
Inlyta4


Dose Interruptions
1st Line
Incidence (%)
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
19%
25%
36%
42%
54%
73%
FOTIVDA® (tivozanib)
Inlyta4
Nexavar1
Votrient3
Sutent2
Cabometyx5

1. Motzer, et al. Tivozanib vs sorafenib as initial targeted therapy for patients with mRCC: Results from a Ph3 Trial, JCO 2013 31:30, 3791-3799
2. Sutent US FDA Product Insert
3. Votrient US FDA Product Insert
4. Hutson, et al. LBA 348 GuCS 2013 (Ph3 axitinib versus sorafenib in 1st line RCC population)
5. Cabometyx US FDA Product Insert

AVEO ONCOLOGY

FOTIVDA™ (tivozanib) US Registration Strategy

16

TIVO-3 + TIVO-1: Designed to Support 1st and 3rd Line Indications in North America

Potentially unique, stratified 3rd line dataset of patients with prior PD-1 exposure

TIVO-3

Phase 3, Randomized, Controlled, Multi-Center, Open-Label Study to Compare Tivozanib to Sorafenib in Subjects With Refractory Advanced Renal Cell Carcinoma

N = ~322

- Recurrent/metastatic RCC
- Failed at least two prior regimens including VEGFR-TKI
- Stratified by prior regimen (TKI-TKI; TKI-PD1; TKI-Other)
- ECOG PS 0 or 1

RANDOMIZE 1:1

tivozanib

sorafenib

- 1°: PFS
- 2°: OS, ORR, DoR, Safety and Tolerability for ITT

- Enrollment and pre-planned interim futility analysis complete with no changes to study protocol
- **Topline PFS data/OS trend expected 2Q 2018***
- **Potential NDA filing 6-9 mos post topline data**

*Includes 8-10 weeks for final data collection and cleaning

AVEO ONCOLOGY

17

Fotivda®(tivozanib) Efficacy in VEGF TKI Refractory Setting

	Second Line			Third Line
Study	**AXIS** **Phase 3, axitinib vs sorafenib (1:1)[1]**	**METEOR study** **Phase 3, cabozantinib vs everolimus (1:1)[2]**	**TIVO-1 Companion Study** **Phase 3, subset crossing over to tivozanib following sorafenib progression[3]**	**Dovitinib study** **Phase 3, dovitinib vs sorafenib (1:1)[4]**
Study Size	n=361 (axitinib) n=362 (sorafenib) *(54% VEGF TKI refractory)*	n=330 (cabozantinib) N=328 (everolimus) (100% VEGF TKI refractory)	n=163 (tivozanib) (100% VEGF TKI refractory)	n=284 (dovitinib) n=286 (sorafenib) *(100% TKI & mTOR refractory)*
PFS (Inv)	6.5 mo (axitinib) **4.4 mo (sorafenib)** HR = 0.719, p<0.0022 *sunitinib refract. pts* *N=389*	7.4 mo (cabozantinib) 5.3 mo (everolimus)	**11.0 mo (tivozanib)** *sorafenib refract. pts*	3.9 mo (dovitinib) **3.9 mo (sorafenib)** HR 1.00, p=NS
OS	15.2 mo (axitinib) **16.5 mo (sorafenib)** *sunitinib refract. pts*	*21.4 mo (cabozantinib)* *16.5 mo (everolimus)*	**21.6 mo (tivozanib)** *sorafenib refract. pts*	11.1 mo (dovitinib) **11.0 mo (sorafenib)**

1. Motzer, et al. Axitinib versus sorafenib as second-line treatment for advanced renal cell carcinoma: overall survival analysis and updated results from a randomised phase 3 trial, The Lancet Oncology, Volume 14, Issue 6 552-562
2. Choueiri, et al. Cabozantinib vs everolimus in advanced RCC, N Engl J Med 2015;373:1814-23
3. Hutson, et al. Tivozanib vs sorafenib therapy for advanced RCC: final results of a Phase 3 trial (901) and efficacy results of a 2nd line tivozanib extension study (902), ASCO 2015
4. Motzer R, et al: An open-label, randomized, multi-center, phase III study to compare the safety and efficacy of dovitinib versus sorafenib in patients with metastatic renal cell carcinoma after failure of anti-angiogenic (VEGF-targeted and mTOR Inhibitor) therapies. ECCO-ESMO 2013 Abst. E17-7035

1st Line and Expanding 3rd Line+ Markets Offer Significant Potential Commercial Opportunity for Tivozanib in North America Note: NA Royalties to KHK are low- to mid-teens on net sales 1st Line MARKET OPPORTUNITY >$1B 3rd Line MARKET OPPORTUNITY ~$250M Expanding opportunity Potential to be first agent indicated for 3rd & 4th line Only pivotal dataset in RCC stratified by prior PD-1 1 Decision Resources Pharmacor Market Projections 2018 2 Motzer, AXIS Study, Lancet 2013 (Prior VEGF) 3 Motzer, RECORD 1, Cancer 2010 4 Cabometyx US FDA Prescribing Information 5 Opdivo US FDA Prescribing Information OS beyond PFS is improving, increasing 3rd line+ treatment opportunities 2nd line PFS remains in 5-7 mos range 9-12 mos 3rd Line+ Treatment Window 14-20 mos 3rd Line+ Treatment Window 2 2 3 4 5

Safety Matters: PD-1 Combination Setting

Tivozanib High Selectivity1 May Be a Significant Advantage ASCO 2017 – GU Oral Discussion2 Confidential 1 Nakamura K et al. Cancer Res 2006;66:9134–9142. 2 Hammers, Emerging VEGF-I/O Combinations: Efficacy and Toxicity, ASCO 2017

Early Data for the Combination of PD-1 + VEGF TKIs: Promising Responses with Challenging Toxicity Safety N (%) Axitinib + Pembro1 Total N=52 Axitinib + Avelumab2 Total N=55 Pembro + Lenvatinib5 Total N=30 Atezo + Bev3 Total N=101 Cabo + Nivo or IpiNivo4 Total N=48 (30-CN; 18-CNI) Gr 3/4 AEs 34 (65) 33 (60) 18 (60) 64 (63) 32 (67) Efficacy N (%) Axitinib + Pembro1 Total N=52 Axitinib + Avelumab2 Total N=55 Pembro + Lenvatinib3 Total N=30 Atezo + Bev4 Total N=101 (ITT) Cabo + Nivo or IpiNivo5 Total N=4 CR 3 (6) 3 (6) 0 (0) 7 (7) 0 (0) PR 34 (65) 29 (53) 19 (63) 25 (25) 2 (50) SD 10 (19) 11 (20) 10 (33) NR NR ORR 37 (71) 32 (58) 19 (63) 32 (32) 2 (50) Cabozantanib Down dosed from approved RCC doses in an attempt to reduce toxicity Atkins, et al. Axitinib in Combination With Pembrolizumab in Patients With aRCC: Preliminary Safety and Efficacy Results, ESMO 2016 Choueiri, et al. 1st line avelumab + axitinib therapy in patients with aRCC: Ph1b, ASCO 2017 Lee, et al. A Phase 1b/2 Trial of Lenvatinib + Pembrolizumab in Patients With Renal Cell Carcinoma, ESMO 2017 Atkins, et al. Atezolizumab in RCC, IMmotion150, ASCO 2017 Apolo, et al. Ph1 study of cabozantinib + nivolumab (CaboNivo) alone or with ipilumimab (CaboNivoIpi) in GU tumors , ASCO 2017

Tivozanib has Immunomodulatory Properties: Regulatory T Cell Reduction May Enhance PD-1 Activity Pawlowski N et al. AACR 2013. Poster 3971. Regulatory T cells suppress or downregulate induction and proliferation of effector T cells (e.g. CD4 and CD8) P=0.034

Enrollment Complete Tivozanib (1.0 mg/day) QD/21 days + nivolumab 240 mg Q 2 weeks N = 6 ECOG PS ≤ 1 and life expectancy ≥ 3 months Tivozanib (1.5 mg/day) QD/21 days + nivolumab 240 mg Q 2 weeks Tivozanib (1.5 mg/day) QD/21 days + nivolumab 240mg Q2 weeks Phase 1 Phase 2 N ~ 20 ECOG PS ≤ 1 and life expectancy ≥ 3 months A Phase 1/2, Open-Label, Multi-Center Study of Tivozanib in Combination with Nivolumab (Opdivo®) in Subjects with Metastatic Renal Cell Carcinoma (TINIVO) 1o safety, tolerability, and maximum tolerated dose 2o antineoplastic activity Further evaluation of safety and antineoplastic activity

TiNivo: Promising Early Results from Phase 1 Preliminary safety data is promising and appears to support the importance of TKI specificity; No DLTs, full dose tivozanib to Phase 2 67% PR, 100% DCR (PR+SD) suggest a promising early efficacy profile, including in challenging histologies Phase 2 preliminary results to be presented at ASCO GU 2018 Albiges L et al. KCS 2017

High Potential Value Pipeline Programs

Indication: cachexia Incidence: 5M+ in US alone $327M in upfront & potential milestones* Tiered royalties from high single digits to a low double-digit, for WW rights* Advancing Robust Pipeline through Partnership Milestone and royalty payments subject to the successful development and/or commercialization of the product *Subject to milestone payment & royalty payment obligations to SVH AV-380 (GDF-15 inhibitor MAb) Ficlatuzumab (HGF inhibitor MAb) Indication: ongoing investigator trials in SCCHN, AML & Advanced Pancreatic Cancer 50/50 cost & revenue sharing AV-203 (ERBB3 inhibitor MAb) Indication: squamous cell esophageal cancer CANbridge to fund mfg and clinical development through Phase 2a POC study IND submitted December 2017 $134M in upfront & potential milestones Tiered royalties from a low double-digit to low-teens, for ex-NA rights

AV-353: 1st-in-class opportunity to address major unmet need in pulmonary arterial hypertension (PAH) as potential to be first drug with disease modifying properties Binding specificity to Notch 3 reduces risks of pan-Notch toxicities that have hampered competitors Large Market Opportunity Sales growing at 3.2% CAGR and projected to exceed $4b by 2021 Significant development opportunity in additional oncology indications AV-353 in Pulmonary Arterial Hypertension Pathophysiology of PAH AVEO owns worldwide rights to the AV-353 platform and is actively seeking partners to help realize the full potential of the asset ¹Global Data 2016 PAH Opportunity Analyzer

Financials and Portfolio Summary

Financial Highlights $37.4M in cash, cash equivalents, and investments as of 3Q 2017 Restructured debt to provide $12.1M in additional cash flow in 2018-19 Cash on hand as of 3Q 2017 would fund planned operations into 2019* Complete cash runway guidance to be updated in 1Q 2018 Tiered low double-digit to mid-twenties royalties on FOTIVDA® (tivozanib) net sales in Europe, Latin America, and Australia Near term milestones: $10M in potential milestones for EU reimbursement approvals Additional non-tivozanib potential milestone payments in 2018 Streamlined operations with a headcount of ~20 Experienced leadership team * Guidance assumes no receipt of additional milestone or royalty payments from our partners or related payment of potential licensing milestones to third parties, no additional funding from new partnership agreements, no additional equity financings, no debt financings and sales of equity through the exercise of our outstanding PIPE Warrants. 29

Near Term Potential Tivozanib Milestones 2017 2018 TIVO-3 PFS data/OS trend (2Q18) Phase 1 complete TIVO-3 enrollment completion EC regulatory approval of FOTIVDA® (tivozanib) Commercial Launch in Europe Initiate Phase 2 Futility analysis EU5 reimbursement decisions Phase 1 data presentation Preliminary Phase 2 data presentation at ASCO GU 2018 File NDA

AVEO Overview January 2018